News Release Media Contact: Andrea Kozek Vice President | Public Relations Senior Manager 920-491-7518 | Andrea.Kozek@AssociatedBank.com Investor Contact: Ben McCarville Senior Vice President | Director of Investor Relations 920-491-7059 | Ben.McCarville@AssociatedBank.com Associated Banc-Corp to accelerate growth strategy with acquisition of American National Corporation • Expanded presence in strategic growth markets • Financially attractive partnership • Strong cultural alignment GREEN BAY, Wis. and OMAHA, Neb. – December 1, 2025 – Associated Banc-Corp (NYSE: ASB) (“Associated”) and American National Corporation (“American National”) jointly announced today that they have entered into a definitive agreement under which American National will merge into Associated. American National’s bank subsidiary, American National Bank, will also merge into Associated’s bank subsidiary, Associated Bank, N.A. Associated and American National share a proud heritage of serving Midwest communities with roots tracing back to 1861 and 1856, respectively. Based in Green Bay, Associated Bank N.A. is the largest bank headquartered in Wisconsin and delivers a full range of banking products and services from nearly 200 branches serving over 100 communities across Wisconsin, Illinois, Minnesota and Missouri. Headquartered in Omaha, Nebraska, American National Bank operates 33 branches across Nebraska, Minnesota and Iowa, with a concentration in the Greater Omaha and Minneapolis / St. Paul metro markets. As of September 30, 2025, American National reported total assets of $5.3 billion, total loans of $3.8 billion and total deposits of $4.7 billion. As a result of this partnership, Associated will become the #2 bank in the Omaha MSA and the #10 bank in the Minneapolis / St. Paul MSA by deposit market share, delivering its products and services to an expanded client base across attractive Midwest markets. “We’re excited for the opportunity to welcome American National clients, team members and communities to Associated,” said Associated Banc-Corp President & CEO Andy Harmening. “This complementary partnership accelerates our growth strategy by deepening our presence in the Twin Cities, establishing our presence in the attractive Omaha market, and broadening our reach across the Midwest. Importantly, we believe Associated is a natural fit for American National thanks to our customer-centric approach, our industry-leading products and services, and our focus on supporting and uplifting the communities we serve.”

“Our organizations share a long history of success supporting client and community growth across the Midwest,” said John Kotouc, American National Corporation Executive Co-Chairperson/Co-CEO, and Wende Kotouc, American National Bank Co-Chairperson/Co-CEO in a joint statement. “We are confident that this partnership will enhance the value and capabilities of our trusted banking services. Our teams will continue to provide the convenient, local, dependable and personalized service that our clients have enjoyed for decades.” Under the terms of the merger agreement, American National shareholders will receive 36.250 shares of Associated stock for each share of American National stock. The all-stock, fixed exchange ratio transaction is valued at approximately $604 million based on Associated’s closing price of $26.29 as of November 28, 2025. The Boards of Directors of both Associated and American National have unanimously approved the transaction. American National’s two primary shareholders, who together own 99% of American National, have voted to approve the transaction and have entered into transfer, voting and registration rights agreements. The transaction is expected to close in the second quarter of 2026 subject to customary closing conditions including the receipt of regulatory approvals. Evercore served as financial advisor and Wachtell, Lipton, Rosen & Katz served as legal advisor to Associated in this transaction. Piper Sandler & Co. served as financial advisor and Alston & Bird LLP served as legal advisor to American National in this transaction. CONFERENCE CALL INFORMATION Associated Banc-Corp management expects to host a conference call for investors and analysts at 7:30 a.m. Central Time (CT) today, December 1, 2025 to discuss details of the agreement. Interested parties can access the live webcast of the call through the Investor Relations section of the Company's website, http://investor.associatedbank.com. Parties may also dial into the call at 877-407-8037 (domestic) or 201-689-8037 (international) and request the Associated Banc-Corp / American National merger call. An accompanying slide presentation will be available on Associated Banc-Corp’s website just prior to the call. An audio archive of the webcast will be available on the Company's website approximately fifteen minutes after the call is over. An investor presentation has been filed as a Form 8-K with the Securities and Exchange Commission and can be accessed via Associated Banc-Corp's website at http://investor.associatedbank.com. ABOUT ASSOCIATED BANC-CORP Associated Banc-Corp (NYSE: ASB) has total assets of $44 billion and is the largest bank holding company based in Wisconsin. Headquartered in Green Bay, Wisconsin, Associated is a leading Midwest banking franchise, offering a full range of financial products and services from nearly 200 banking locations serving more than 100 communities throughout Wisconsin, Illinois, Minnesota and Missouri. The Company also operates loan production offices in Indiana, Kansas, Michigan, New York, Ohio and Texas. Associated Bank, N.A. is an Equal Housing Lender, Equal Opportunity Lender and Member FDIC. More information about Associated Banc-Corp is available at www.associatedbank.com.

ABOUT AMERICAN NATIONAL CORPORATION American National Corporation is a privately-held financial institution based in Omaha, Nebraska that has been serving clients and communities for more than 169 years. With total assets of over $5 billion, their reputation as a trusted financial partner has been built through thoughtful, steadfast and principled banking since 1856. Today, American National operates 33 full-service offices in Nebraska, Iowa and Minnesota. American National Bank is an Equal Housing Lender and Member FDIC. More information about American National Bank is available at www.american.bank. CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS This communication may contain certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, the plans, objectives, expectations and intentions of Associated Banc-Corp (“Associated”) and American National Bank (“American National”), the expected timing of completion of the transaction, and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, estimates, uncertainties and other important factors that change over time and could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward-looking statements, including as a result of the factors referenced below. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as “expect,” “seek,” “anticipate,” “continue,” “believe,” “intend,” “estimate,” “project,” “will,” “would,” “plan,” “trend,” “objective,” “target,” “outlook,” “forecast,” “goal,” or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. Associated cautions that the forward-looking statements in this communication are not guarantees of future performance and involve a number of known and unknown risks, uncertainties and assumptions that are difficult to assess and are subject to change based on factors which are, in many instances, beyond Associated’s and American National’s control. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward- looking statements or historical performance: changes in general economic, political, or industry conditions; deterioration in business and economic conditions, including persistent inflation, supply chain issues or labor shortages, instability in global economic conditions and geopolitical matters, as well as volatility in financial markets; changes in U.S. trade policies, including the imposition of tariffs and retaliatory tariffs; the impact of pandemics and other catastrophic events or disasters on the global economy and financial market conditions and our business, results of operations, and financial condition; the impacts related to or resulting from bank failures and other volatility, including potential increased regulatory requirements and costs, such as Federal Deposit Insurance Corporation (the “FDIC”) special assessments, long-term debt requirements and heightened capital requirements, and potential impacts to macroeconomic conditions, which could affect the ability of depository institutions, including us, to attract and retain depositors and to borrow or raise capital; unexpected outflows of uninsured deposits which may require us to sell investment securities at a loss; changing interest rates which could negatively impact the value of our portfolio of investment securities; the loss of value of our investment portfolio, which could negatively impact market perceptions of us and could lead to deposit withdrawals; the effects of social media on market perceptions of us and banks generally; cybersecurity risks; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Board of Governors of the Federal Reserve System (the “Federal Reserve”); volatility and disruptions in global capital, foreign exchange and credit markets; movements in interest rates; competitive pressures on product pricing and services; success, impact, and timing of our business strategies; changes in policies and standards for regulatory review of bank mergers; the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act and the Basel III regulatory capital reforms, as well as those involving the Securities and Exchange Commission (the “SEC”), the Office of the Comptroller of the Currency, Federal Reserve, FDIC, the Consumer Financial Protection Bureau and state-level regulators; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement between Associated and American National; the outcome of any legal proceedings that may be instituted against Associated or American National; delays in completing the proposed transaction involving Associated and American National; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction); the failure to satisfy any of the conditions to the transaction on a timely basis or at all; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Associated and American National do business; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the ability of Associated and American National to meet expectations regarding the timing, completion and accounting and tax treatment of the transaction; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business, customer or employee relationships, including those resulting from the announcement or completion of the transaction; the ability to complete the transaction and integration of Associated and American National successfully; the dilution caused by Associated’s issuance of additional shares of its capital stock in connection with the transaction; and other factors that may affect the future results of Associated and American National. Additional factors that could cause results to differ materially from those described above can be found in

Associated’s Annual Report on Form 10-K for the year ended December 31, 2024 and in its subsequent Quarterly Reports on Form 10-Q, each of which is on file with the SEC and available on the “Investor Relations” section of Associated’s website, https://investor.associatedbank.com, under the subheading “SEC Filings” of the heading “Financials” and in other documents Associated files with the SEC. All forward-looking statements are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and are based on information available at that time. Associated does not assume any obligation to update forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in circumstances or other factors affecting forward- looking statements that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. If Associated updates one or more forward-looking statements, no inference should be drawn that Associated will make additional updates with respect to those or other forward-looking statements. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. IMPORTANT ADDITIONAL INFORMATION In connection with the proposed transaction, Associated will file relevant materials with the SEC, including a registration statement on Form S-4 that will include a prospectus of Associated. SHAREHOLDERS OF AMERICAN NATIONAL ARE URGED TO READ THE REGISTRATION STATEMENT WHEN IT BECOMES AVAILABLE, TOGETHER WITH ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain a free copy of the registration statement, as well as other filings containing information about Associated, without charge, at the SEC’s website (http://www.sec.gov) and Associated’s website (https://investor.associatedbank.com/financials/sec-filings/default.aspx). Copies of the registration statement, when available, and the filings with the SEC that will be incorporated by reference in the registration statement can also be obtained, without charge, by directing a request in writing to Associated Banc-Corp, Attn: Investor Relations, 433 Main Street, Green Bay, WI 54301 or by email to investor.relations@associatedbank.com. Reference to Associated’s website does not constitute incorporation by reference of the information contained on the website and is not, and should not be, deemed part of this filing. NO OFFER OR SOLICITATION This communication is for informational purposes only and is not intended to and does not constitute an offer to subscribe for, buy or sell, or the solicitation of an offer to subscribe for, buy or sell, or an invitation to subscribe for, buy or sell any securities in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, invitation, sale or solicitation would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and otherwise in accordance with applicable law. NON-GAAP FINANCIAL MEASURES This press release and related materials may contain references to measures which are not defined in generally accepted accounting principles (“GAAP”). Information concerning these non-GAAP financial measures can be found in the appendix of the merger presentation document. Management believes these measures are meaningful because they reflect adjustments commonly made by management, investors, regulators, and analysts to evaluate the adequacy of earnings per common share, provide a greater understanding of ongoing operations and enhance comparability of results with prior periods. # # #